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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registration [ ]
Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]   Definitive Proxy [ ] Statement [ ]
[ ]   Definitive Additional Materials
[X]   Soliciting Material Pursuant to ss.240.14a-12

                             CELEBRATE EXPRESS, INC.
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                (Name of Registrant as Specified In Its Charter)

                The Celebrate Express Shareholder Value Committee
                        Kenneth H. Shubin Stein, MD, CFA
                         Spencer Capital Management, LLC
                      Spencer Capital Opportunity Fund, LP
                          Spencer Capital Partners, LLC
                 Spencer Capital Offshore Opportunity Fund, Ltd.
                     Spencer Capital Offshore Partners, LLC
                              Stephen Roseman, CFA
                         Thesis Capital Management, LLC
                               Thesis Capital, LP
                       Thesis Capital Master Fund Limited
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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


      1)     Title of each class of securities to which transaction applies:

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      2)     Aggregate number of securities to which transaction applies:

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      3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)     Proposed maximum aggregate value of transaction:

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      5)     Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)     Amount Previously Paid

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      2)     Form, Schedule or Registration Statement No.:

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      3)     Filing Party:

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      4)     Date Filed:

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                                       2

     On August 2, 2006, Kenneth H. Shubin Stein, MD, CFA, Spencer Capital Management, LLC, Spencer Capital Opportunity Fund, LP, Spencer Capital Partners, LLC, Spencer Capital Offshore Opportunity Fund, Ltd., Spencer Capital Offshore Partners, LLC, Stephen Roseman, CFA, Thesis Capital Management, LLC, Thesis Capital, LP and Thesis Capital Master Fund Limited (the "Filers") filed with the Securities and Exchange Commission Amendment No. 3 to their joint Schedule 13D ("Amendment No. 3") with respect to Celebrate Express, Inc., a Washington corporation (the "Company"), and disclosed (i) that the Filers had formed The Celebrate Express Shareholder Value Committee (the "Shareholder Value Committee") and (ii) that the Shareholder Value Committee and the Filers had delivered to the Company a Notice in accordance with the Company's bylaws that they intended to propose three nominees for election at the 2006 Annual Shareholder Meeting of the Company: Dr. Kenneth H. Shubin Stein, Stephen Roseman, and Matthew C. Diamond. The foregoing description of Amendment No. 3 is qualified in its entirety by the complete text of such amendment, which is attached hereto as Exhibit 1, and which is incorporated herein by reference.

     Amendment No. 3 includes the information concerning the participants in the solicitation by the Shareholder Value Committee and the Filers that is required pursuant to Rule 14a-12.

     THE FILERS AND THE SHAREHOLDER VALUE COMMITTEE STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. SUCH PROXY STATEMENT, WHEN FILED, AND ANY OTHER RELEVANT DOCUMENTS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV.

                                       ***

     Exhibits
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     Exhibit 1  --  Amendment No. 3 to Schedule 13D of the Filers